UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 17, 2015

                             SAFE LANE SYSTEMS INC.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

  Colorado                       333-198435                     46-3892319
---------------------    ---------------------             ---------------------
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)


             1624 Market Street, Suite #202, Denver, Colorado 80202
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                    (Address of principal executive offices)

                                 (949) 825-6512
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - OTHER EVENTS
------------------------

Item 8.01 Other Events.

The Class B Non-Voting Preferred Shares held by the trustee for benefit of shareholders of Superior Traffic Controls, Inc., have been converted to Common Shares after the effectiveness of the S-1 Registration Statement, as of April 30, 2015, with the SEC and such common shares have been distributed under the Registration Statement to the beneficiaries of the Trust for the Class B Non-Voting Preferred Shares.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     SAFE LANE SYSTEMS, INC.

Date: June 17, 2015                  By:/s/Paul Dickman
                                     ---------------------------------------
                                           Paul Dickman, Chief Operating Officer